UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number		811-22011

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York		10036
(Address of principal executive offices)		(Zip code)

Arthur Lev 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-6963

Date of fiscal year end:	October 31, 2011

Date of reporting period:	July 31, 2011

Item 1.  Schedule of Investments.

The Fund’s schedule of investments as of the close of the reporting period prepared pursuant to Rule 12-12 of Regulation S-X is as follows:

2011 Third Quarter Report

July 31, 2011 (unaudited)

Portfolio of Investments

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

(Showing Percentage of Total Value of Investments)

	Face Amount (000)		Value (000)
Fixed Income Securities (98.5%)
Brazil (17.6%)
Sovereign (17.6%)
Brazil Notas do Tesouro Nacional, Series F,
10.00%, 1/1/17	BRL	517,847	$297,714

Chile (0.6%)
Sovereign (0.6%)
Chile Government International Bond,
5.50%, 8/5/20	CLP	4,665,000	10,565

Colombia (4.5%)
Sovereign (4.5%)
Colombia Government International Bond,
7.75%, 4/14/21	COP	29,000,000	18,730
12.00%, 10/22/15		33,000,000	23,722
Republic of Colombia,
9.85%, 6/28/27		46,000,000	34,333
			76,785
Hungary (7.6%)
Sovereign (7.6%)
Hungary Government Bond,
6.75%, 2/24/17	HUF	14,588,920	76,568
7.50%, 11/12/20		9,480,000	51,261
			127,829
Indonesia (13.3%)
Corporate Bonds (0.2%)
Pindo Deli Finance BV,
Tranche A
2.26%, 4/28/15 (a)(b)(c)		$137	25
3.25%, 4/28/15 (a)(b)(c)(d)		1,391	250
Tranche B
3.26%, 4/28/18 (a)(b)(c)(d)		8,336	875
Tranche C
Zero Coupon, 4/28/27 (a)(b)(c)(d)		2,227	78
Tjiwi Kimia Finance BV,
Tranche A
3.26%, 4/28/15 (a)(b)(c)		627	113
3.26%, 4/28/15 (a)(b)(c)(d)		4,152	750
Tranche B
3.26%, 4/28/18 (a)(b)(c)(d)		9,360	1,067
Tranche C
Zero Coupon, 4/28/27 (a)(b)(c)(d)		998	35
			3,193
Sovereign (13.1%)
Barclays Bank PLC, Indonesia Government Bonds, Credit Linked Notes,
10.00%, 7/17/17	IDR	600,000,000	82,008

	Face Amount (000)		Value (000)
Credit Suisse, Indonesia Government Bonds, Credit Linked Notes,
10.00%, 7/17/17		$154,683,530	$21,142
Deutsche Bank AG, Republic of Indonesia Government Bond, Credit Linked Notes,
11.00%, 12/15/20		60,000,000	8,938
11.50%, 9/23/19 (d)		235,000,000	35,321
12.80%, 6/22/21		150,000,000	24,776
JPMorgan Chase Bank, London, Indonesia Government Bonds, Credit Linked Notes,
8.25%, 7/17/21		185,000,000	23,776
10.00%, 7/19/17 (a)		192,525,000	26,314
			222,275
			225,468
Malaysia (4.2%)
Sovereign (4.2%)
Malaysia Government Bond,
3.83%, 9/28/11	MYR	55,030	18,591
3.84%, 8/12/15		110,000	37,697
5.09%, 4/30/14		42,152	14,895
			71,183
Mexico (15.9%)
Sovereign (15.9%)
Mexican Bonos,
8.00%, 6/11/20	MXN	998,200	93,769
10.00%, 12/5/24 – 11/20/36		1,628,375	175,703
			269,472
Peru (1.6%)
Sovereign (1.6%)
Peru Government Bond,
7.84%, 8/12/20	PEN	37,745	15,377
Peruvian Government International Bond,
7.84%, 8/12/20		30,000	12,222
			27,599
Philippines (0.9%)
Sovereign (0.9%)
Philippine Government International Bond,
4.95%, 1/15/21	PHP	648,000	15,283

	Face Amount (000)		Value (000)
Poland (6.4%)
Sovereign (6.4%)
Poland Government Bond,
5.50%, 10/25/19	PLN	307,287	$109,119

Russia (2.5%)
Sovereign (2.5%)
Russian Foreign Bond - Eurobond,
7.85%, 3/10/18 (d)	RUB	1,095,000	41,808

South Africa (9.4%)
Sovereign (9.4%)
South Africa Government Bond,
7.25%, 1/15/20	ZAR	985,200	139,193
8.00%, 12/21/18		140,000	20,830
			160,023
Thailand (4.0%)
Sovereign (4.0%)
Thailand Government Bond,
4.25%, 3/13/13	THB	1,597,940	54,025
5.25%, 7/13/13		395,100	13,621
			67,646
Turkey (9.9%)
Sovereign (9.9%)
Turkey Government Bond,
Zero Coupon, 8/3/11 – 1/25/12	TRY	181,800	105,824
10.00%, 2/15/12		19,789	12,130
10.50%, 1/15/20		69,900	43,963
16.00%, 3/7/12		9,340	5,775
			167,692
Venezuela (0.1%)
Sovereign (0.1%)
Venezuela Government International Bond,
9.25%, 9/15/27		$1,349	1,015
Total Fixed Income Securities (Cost $1,578,813)			1,669,201

	Shares	Value (000)
Short-Term Investment (1.5%)
Investment Company (1.5%)
Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (e) (Cost $25,629)	25,628,661	$25,629
Total Investments (100.0%) (Cost $1,604,442) +		1,694,830
Liabilities in Excess of Other Assets		(312,996)
Net Assets		$1,381,834

(a)	Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on July 31, 2011.
(b)	Security has been deemed illiquid at July 31, 2011.
(c)	Issuer is in default.
(d)	144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
(e)

The Fund invests in the Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (the “Liquidity Fund”), an open-end management investment company managed by the Adviser. Investment advisory fees paid by the Fund are reduced by an amount equal to the advisory and administrative service fees paid by the Liquidity Fund with respect to assets invested by the Fund in the Liquidity Fund.

+

At July 31, 2011, the U.S. Federal income tax cost basis of investments was approximately $1,604,442,000 and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was approximately $90,388,000 of which approximately $126,151,000 related to appreciated securities and approximately $35,763,000 related to depreciated securities.

Foreign Currency Exchange Contracts Information:

The Fund had the following foreign currency exchange contract(s) open at period end:

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
JPMorgan Chase Bank	USD	104,185	$104,185	8/11/11	RUB	2,917,637	$105,465	$1,280
JPMorgan Chase Bank	USD	65,673	65,673	8/18/11	MYR	197,710	66,534	861
JPMorgan Chase Bank	USD	51,001	51,001	8/22/11	THB	1,528,000	51,142	141
			$220,859				$223,141	$2,282

BRL	— Brazilian Real
CLP	— Chilean Peso
COP	— Colombian Peso
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
MXN	— Mexican New Peso
MYR	— Malaysian Ringgit
PEN	— Peruvian Nuevo Sol
PHP	— Philippine Peso
PLN	— Polish Zloty
RUB	— Russian Ruble
THB	— Thai Baht
TRY	— Turkish Lira
USD	— United States Dollar
ZAR	— South African Rand

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Fund’s net assets as of July 31, 2011. (See Note to the Portfolio of Investments for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Corporate Bonds	$—	$3,193	$—	$3,193
Sovereign	—	1,666,008	—	1,666,008
Total Fixed Income Securities	—	1,669,201	—	1,669,201
Short-Term Investment – Investment Company	25,629	—	—	25,629
Foreign Currency Exchange Contracts	—	2,282	—	2,282
Total Assets	$25,629	$1,671,483	$—	$1,697,112

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of July 31, 2011, the Fund did not have any significant investments transfer between valuation levels.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Loans (000)
Beginning Balance	$33,683
Net purchases (sales)	(33,540)
Amortization of discount	—
Transfers in	—
Transfers out	—
Change in unrealized appreciation/depreciation	1,998
Realized gains (losses)	(2,141)
Ending Balance	$—

Net change in unrealized appreciation/depreciation from investments still held as of July 31, 2011	$—

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

Notes to the Portfolio of Investments • July 31, 2011 (unaudited)

Security Valuation: Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Securities listed on a foreign exchange are valued at their closing price except as noted below. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and ask prices. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors (the “Directors”) determines such valuation does not reflect the securities’ market value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Directors.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (“NYSE”). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

Fair Value Measurement: Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosure (“ASC 820”), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below.

•                  Level 1 — unadjusted quoted prices in active markets for identical investments

•                  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 — significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

Item 2.  Controls and Procedures.

(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-Q was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the Fund’s internal control over financial reporting that occurred during the registrant’s fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 3.  Exhibits.

(a) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
September 20, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
September 20, 2011

/s/ Francis Smith
Francis Smith
Principal Financial Officer
September 20, 2011